TRANSAMERICA ADVISORS LIFE	TRANSAMERICA ADVISORS LIFE
INSURANCE COMPANY	INSURANCE COMPANY OF NEW YORK
Merrill Lynch Life Variable Annuity Separate	ML of New York Variable Annuity Separate
Account D	Account D
Supplement Dated December 1, 2010	Supplement Dated December 1, 2010
to the	to the
Prospectus For	Prospectus For
INVESTOR CHOICE (IRA SERIES)	INVESTOR CHOICE (IRA SERIES)
(Dated May 1, 2010)	(Dated May 1, 2010)
This supplement describes a change regarding the variable annuity contracts listed above issued by Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Effective the close of business December 31, 2010, the following subaccounts:
EuroPacific Growth Fund® – Class F Shares
The Bond Fund of America® – Class F Shares
The Growth Fund of America® — Class F Shares
The Income Fund of America® – Class F Shares
The Investment Company of America® – Class F Shares
(the “Subaccounts”) will be closed to new investments. “Closed to new investment” means no one can allocate additional amounts (either through contract transfer or additional premium) to the Subaccounts after December 31, 2010.
If you have any amount in the Subaccounts on January 1, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.
Please Note:
If at any time you transfer or withdraw all of your contract value from the Subaccounts, then you can no longer invest in the Subaccounts.
If you submit new premium payments on or after January 1, 2011 and your current investment instructions include the Subaccounts, you must provide us with new allocation instructions.
If you are enrolled in any Dollar Cost Averaging or Rebalancing programs with allocations to the Subaccounts, your Dollar Cost Averaging or Rebalancing programs will terminate and you will have to re-enroll if you wish to continue after December 31, 2010.